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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 3, 1997



                            IXC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-20803                   76-2644120
 (State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)



             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code (512) 328-1112


                                 Not applicable
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

        On October 3, 1997, IXC Communications, Inc. (the "Company") filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (the "S-4") with respect to the Company's 12 1/2% Junior Exchangeable Preferred Stock Due 2009. Such S-4 includes certain information regarding an employment agreement (the "Employment Agreement") entered into between the Company and Benjamin L. Scott, pursuant to which Mr. Scott will serve as President and Chief Executive Officer of the Company. Mr. Scott will also become a member of the Board of Directors upon the commencement of his employment with the Company which is expected to occur on October 9, 1997.

        In connection with the Employment Agreement, Mr. Scott was granted an option to purchase 500,000 shares of the Company's Common Stock under the Company's 1997 Special Executive Stock Plan (the "Stock Plan") which was adopted in September 1997. The Employment Agreement and the Stock Plan were described in, and filed with, the S-4 and are hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     EXHIBITS

        99.1 Employment Agreement dated as of September 9, 1997 between Benjamin L. Scott and IXC Communications, Inc. (incorporated by reference to Exhibit 10.21 of IXC Communications, Inc.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 3, 1997 (the "S-4").

        99.2 IXC Communications, Inc. 1997 Special Executive Stock Plan (incorporated by reference to Exhibit 10.22 of the S-4).






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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DATE:   October 7, 1997

                                IXC Communications, Inc.



                                By: /s/ JAMES F. GUTHRIE
                                   --------------------------------
                                        James F. Guthrie
                                        Executive Vice President
                                        and Chief Financial Officer



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Employment Agreement dated as of September 9, 1997 between
             Benjamin L. Scott and IXC Communications, Inc. (incorporated by reference to Exhibit 10.21 of IXC Communications, Inc.'s
             Registration Statement on Form S-4 filed with the Securities and
             Exchange Commission on October 3, 1997 (the "S-4").

 99.2        IXC Communications, Inc. 1997 Special Executive Stock Plan
             (incorporated by reference to Exhibit 10.22 of the S-4).





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